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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                              Sonic Foundry, Inc.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Maryland                                                39-1783372
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(State of incorporation                                     (I.R.S. Employer
or organization)                                           Identification No.)

754 Williamson Street, Madison, WI                                53703
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(Address of principal executive offices)                        (zip code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to the General Instruction A(d) check the following box. [X]


Securities Act registration statement file number to which this form relates:
________(if applicable)

Securities to be registered pursuant to Section 12(b) of the Act: None.

Securities to be registered pursuant to Section 12(g) of the Act:

     Common Stock $0.01 par value
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           (Title of class)
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Item 1. Description of Registrant's Securities to be Registered.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Securities", commencing at page 52 of the Prospectus included in Amendment No. 1 to the Registrant's Registration Statement on Form SB-2, No. 333-46005, filed with the Securities and Exchange Commission (the "Commission") on March 24, 1998 and is incorporated herein by reference.

Item 2. Exhibits.

3.1(1)    Amended and Restated Articles of Incorporation.

3.2(1)    Amended and Restated ByLaws.

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(1)  Incorporated by reference from Registration Statement No. 333-46005 on Form
     SB-2 filed on February 10, 1998.


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement, as amended, to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          SONIC FOUNDRY, INC.
                                             (Registrant)



Date: April 20, 2000                      By: /s/ Rimas P. Buinevicius
                                              ------------------------
                                                 Rimas P. Buinevicius
                                                 Chief Executive Officer